DIVIDENDS	12 Months Ended
Dec. 31, 2018
Disclosure Of Dividends [Abstract]
Disclosure of dividends [text block]
25.	DIVIDENDS

The Company paid a cash dividend of US$0.10 (equivalent to RMB0.61) per share each on July 13, 2013 and January 14, 2014, respectively, to its shareholders which totaled in aggregate US$4.1 million (equivalent to RMB24.9 million gross, RMB23.66 million net of 5% PRC withholding tax (Note 9)).

The Company paid a cash dividend of US$0.0125 (equivalent to RMB0.08) per share each on July 14, 2014 and January 14, 2015, respectively, to its shareholders which totaled in aggregate US$0.5 million (equivalent to RMB 3.2 million gross, RMB3.01 million net of 5% PRC withholding tax (Note 9)).